Earnings Release Presentation

Q2 2022

WINTRUST®

Forward-Looking Statements

WINTRUST

This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as "intend," "plan," "project," "expect," "anticipate," "believe," "estimate," "contemplate," "possible," "will," "may," "should," "would" and "could." Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management's expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, such as the impacts of the COVID-19 pandemic (including the continued emergence of variant strains), and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company's 2021 Annual Report on Form 10-K and in any of the Company's subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company's future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management's long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company's business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:

- the severity, magnitude and duration of the COVID-19 pandemic, including the continued emergence of variant strains, and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, businesses and consumers, on our operations and personnel, commercial activity and demand across our business and our customers' businesses;
- the disruption of global, national, state and local economies associated with the COVID-19 pandemic, which could affect the Company's liquidity and capital positions, impair the ability of our borrowers to repay outstanding loans, impair collateral values and further increase our allowance for credit losses;
- the impact of the COVID-19 pandemic on our financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges;
- economic conditions that affect the economy, housing prices, the job market and other factors that may adversely affect the Company's liquidity and the performance of its loan portfolios, particularly in the markets in which it operates;
- negative effects suffered by us or our customers resulting from changes in U.S. trade policies;
- the extent of defaults and losses on the Company's loan portfolio, which may require further increases in its allowance for credit losses;
- estimates of fair value of certain of the Company's assets and liabilities, which could change in value significantly from period to period;
- the financial success and economic viability of the borrowers of our commercial loans;
- commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin;
- the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company's allowance for credit losses;
- inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio;
- changes in the level and volatility of interest rates, the capital markets and other market indices (including developments and volatility arising from or related to the COVID-19 pandemic) that may affect, among other things, the Company's liquidity and the value of its assets and liabilities;
- the interest rate environment, including a prolonged period of low interest rates or rising interest rates, either broadly or for some types of instruments, which may affect the Company's net interest income and net interest margin, and which could materially adversely affect the Company's profitability;
- competitive pressures in the financial services business which may affect the pricing of the Company's loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products;
- failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of the Company's recent or future acquisitions;
- unexpected difficulties and losses related to FDIC-assisted acquisitions;
- harm to the Company's reputation;
- any negative perception of the Company's financial strength;
- ability of the Company to raise additional capital on acceptable terms when needed;
- disruption in capital markets, which may lower fair values for the Company's investment portfolio;

WINTRUST

- ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith;
- failure or breaches of our security systems or infrastructure, or those of third parties;
- security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion or data corruption attempts and identity theft;
- adverse effects on our information technology systems resulting from failures, human error or cyberattacks (including ransomware);
- adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors;
- increased costs as a result of protecting our customers from the impact of stolen debit card information;
- accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions;
- ability of the Company to attract and retain senior management experienced in the banking and financial services industries;
- environmental liability risk associated with lending activities;
- the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation;
- losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith;
- the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank;
- the soundness of other financial institutions;
- the expenses and delayed returns inherent in opening new branches and de novo banks;
- liabilities, potential customer loss or reputational harm related to closings of existing branches;
- examinations and challenges by tax authorities, and any unanticipated impact of the Tax Act;
- changes in accounting standards, rules and interpretations, and the impact on the Company's financial statements;
- the ability of the Company to receive dividends from its subsidiaries;
- uncertainty about the discontinued use of LIBOR and transition to an alternative rate;
- a decrease in the Company's capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise;
- legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies, including those changes that are in response to the COVID-19 pandemic, including without limitation the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act, and the rules and regulations that may be promulgated thereunder;
- a lowering of our credit rating;
- changes in U.S. monetary policy and changes to the Federal Reserve's balance sheet, including changes in response to the COVID-19 pandemic, persistent inflation or otherwise;
- regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business;
- increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment;
- the impact of heightened capital requirements;
- increases in the Company's FDIC insurance premiums, or the collection of special assessments by the FDIC;
- delinquencies or fraud with respect to the Company's premium finance business;
- credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company's premium finance loans;
- the Company's ability to comply with covenants under its credit facility;
- fluctuations in the stock market, which may have an adverse impact on the Company's wealth management business and brokerage operation; and
- widespread outages of operational, communication, or other systems, whether internal or provided by third parties, natural or other disasters (including acts of terrorism, armed hostilities and pandemics), and the effects of climate change could have an adverse effect on the Company's financial condition and results of operations, lead to material disruption of the Company's operations or the ability or willingness of clients to access the Company's products and services.

Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward-looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations.

Q2 2022 Summary

"I am pleased with the second quarter results which exhibited strong earnings momentum and core fundamentals. The second quarter is a turning point for Wintrust as our net interest income and margin expanded meaningfully and remain poised for future growth. Additionally, the Company experienced exceptional, diversified growth in our loan portfolio while maintaining historically good credit metrics."

Edward J. Wehmer
Founder and Chief Executive Officer

Q2 '22 Highlights (Comparative to Q1 '22)

Exceptional loan growth coupled with strong net interest income expansion

WINTRUST

Net Income	Pre-Tax, Pre-Provision[1]	Diluted EPS[2]
$94.5 million -$32.9 million	$152.1 million -$25.7 million	$1.49 -$0.58

Return on Assets	Return on Equity	Net Overhead Ratio
0.77% -27 bps[3]	8.53% -341 bps[3]	1.51% +51 bps[3]

Total Assets	Total Loans	Total Deposits
$51.0 billion +$0.7 billion	$37.1 billion +$1.8 billion	$42.6 billion +$0.4 billion

Growing and Diversified Balance Sheet

- **Diversified loan growth excluding Paycheck Protection Program ("PPP") loans of $1.9 billion, 22% annualized,** driven by **Specialty Finance** and **Commercial**
- **Strong deposit base** while maintaining **low cost of funds** through current rate cycle

Commitment to Increasing Shareholder Value

- Net Interest Income **increased** to **$337.8 million** driven by exceptional loan growth and **higher** earning asset yields
- **Expansion** of Net Interest Margin by **32 bps** with continued upside related to further rate hikes
- **Increased** Tangible Book Value per Common Share[4] to **$59.87, a record high level**

Exceptional Credit Quality

- Relatively **low NPLs**[5] at **$72.4 million** along with **strong allowance coverage**
- Maintained **low levels of Net-Charge Offs** of **$9.5 million**

[1] Pre-tax income, excluding provision for credit losses (Non-GAAP) – See Non-GAAP reconciliation in the Appendix
[2] **Diluted EPS**: Net Income Per Common Share - Diluted
[3] **Bps**: Basis Points
[4] See Non-GAAP reconciliation in the Appendix
[5] **NPLs**: Non-Performing Loans

Earnings Summary

Differentiated, highly diversified and sustainable business model

WINTRUST

Sustained Net Income Paired with Diverse Loan Growth

($ in Millions)



$105.1
$109.1
$98.8
$127.4
$94.5
0.92%
0.92%
0.80%
1.04%
0.77%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Net Income
ROA

Increasing Pre-Tax, Pre-Provision Income, Adjusted for Net MSRs/EBO[1]

($ in Millions)



$134.4
$142.7
$139.7
$134.4
$151.6
$128.9
$141.8
$146.3
$177.8
$152.1
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Pre-Tax Income, excluding Provision for Credit Losses (Non-GAAP[2])
Pre-Tax, Pre-Provision Income, Adjusted for Changes in Fair Value of MSRs and Early Buy-out Loans Guaranteed by U.S. government agencies (Non-GAAP[2])

Q2 Items Impacting Quarterly Results Comparability

- **Net losses on investment securities** totaled $7.8 million in the second quarter of 2022 related to **changes in the value of equity securities** as compared to net losses of $2.8 million in the first quarter of 2022.
- Recorded a **net benefit** of $445,000 related to essentially offsetting changes in the value of two mortgage assets in the second quarter of 2022. This consisted of a $9.1 million **increase** in the value of **mortgage servicing rights ("MSR")** related to changes in fair value model assumptions and a **negative** $8.7 million valuation related adjustment on the Company's portfolio of **early buy-out exercised loans guaranteed by U.S. government agencies** which are held at fair value. The change in value recorded in the first quarter of 2022 related to these two mortgage assets was a $43.4 million increase in value.
- Recorded $2.5 million of **losses** in **other non-interest income** related to sale of a property no longer considered for future expansion and the anticipated sale of a former data processing facility.

Q2 Financial Highlights and Outlook

- **Net interest income expanded** benefiting from our **interest rate sensitivity** position. **Net interest margin** increased **32 basis points** related to **rising loan yields** and liquidity deployment to fund loan growth.
- We believe, subject to a material change in the consensus projection of interest rates as of this release date, that our **net interest margin** will continue to expand in the third and fourth quarters of 2022 and could approach **3.50%** by the end of 2022.
- Completed a **common stock offering** of 3,450,000 shares generating net proceeds of **$285.7 million**.

[1] **EBO**: Early Buy-out Loans Guaranteed by U.S. government agencies
[2] See Non-GAAP reconciliation in the Appendix

Loan Portfolio

Balanced loan portfolio of approximately 1/3 Commercial, 1/3 Commercial Real Estate and 1/3 Specialty Finance

WINTRUST

Increasing Market Share With Exceptional Loan Growth

($ in Billions)


Year-over-Year Change
$4.2B or 13% in Total Loans, $6.0B or 19% in Total Loans excl. PPP
$32.9
$31.0
3.46%
$33.3
$32.2
3.44%
$34.8
$34.2
3.41%
$35.3
$35.0
3.33%
$37.1
$37.0
3.59%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Total Loans
Total Loans excl. PPP
Average Total Loan Yield

Balanced Loan Mix (as of 6/30/2022)

($ in Billions)


All Other Loans $0.4
Residential Real Estate $2.1
Premium Finance Receivables - Life Insurance $7.6
Commercial excl. PPP $12.0
$37.1B
PPP $0.1
Premium Finance Receivables - Commercial Insurance $5.5
Commercial Real Estate $9.4

Quarterly Increase Driven by Specialty Finance and Commercial

($ in Millions)


$35,281
$635
$(172)
$279
$172
$604
$254
$37,053
3/31/2022
Commercial excl. PPP
Commercial PPP
Residential Real Estate
Commercial Real Estate
Premium Finance Receivables - Commercial Insurance
Premium Finance Receivables - Life Insurance
6/30/2022

Anticipate Rapid Benefit from Current and Future Rate Increases


52.9%
27.1%
5.6%
10.3%
4.1%
≤ 3 Months
4-12 months
1-2 Years
2-5 Years
> 5 Years
Current Loan Balances Projected to Reprice or Mature Based on Modeled Contractual Cash Flows

Deposit Portfolio

Enviable core deposit franchise in Chicago and Milwaukee market areas

WINTRUST

Maintained Deposits with Relatively Low Increase in Funding Costs



($ in Billions)
Year-over-Year Change
$3.8B or 10%
$38.8
$40.0
$42.1
$42.2
$42.6
0.38%
0.29%
0.24%
0.22%
0.28%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Total Deposits
Rate Paid on Average Total Interest-Bearing Deposits

Diversified Deposit Mix (as of 6/30/2022)



($ in Billions)
Time Certificates of Deposits $3.7
Savings $3.7
Non-Interest-Bearing $13.9
$42.6B
Money Market $12.2
Wealth Management Deposits $3.2
NOW and Interest-Bearing DDA $5.9

Improved Deposit Mix During Last Rate Cycle



24.4%
20.0%
55.6%
32.6%
8.6%
58.8%
Q2 2019
Q2 2022
Non-Interest-Bearing
Time Certificates of Deposit ("CD's")
Interest-Bearing excl. CD's

Historical Interest-Bearing Deposit Betas Through Previous Fed Cycles



Q3 2019 to Q4 2021 (–225 bps)
53%
Q3 2015 to Q2 2019 (+225 bps)
44%

Liquidity

Deployed liquidity to finance earning asset growth coupled with strategic management of investment portfolio

WINTRUST

Excess Liquidity Funding Robust Loan Growth

($ in Billions)



$3.8
$4.7
$4.6
$4.7
$3.3
$3.7
9.0%
9.8%
7.0%
0.12%
0.19%
0.88%
Q2 2021
Q1 2022
Q2 2022
Interest-Bearing Cash[1] Average Balance
Interest-Bearing Cash[1] End of Period Balance
Yield on Average Interest-Bearing Cash[1]
Total Average Interest-Bearing Cash[1] as a % of Total Average Earning Assets

Tempered Growth in Investment Securities as Liquidity was used to Fund Loan Demand

($ in Billions)



$4.8
$4.8
$6.4
$6.5
$6.6
$6.5
2.03%
2.09%
2.25%
Q2 2021
Q1 2022
Q2 2022
Investment Securities Average Balance
Investment Securities End of Period Balance
Yield

Duration of Investment Portfolio and Liquidity

(in Years)



6.13
3.43
7.57
4.65
7.42
5.04
Q2 2021
Q1 2022
Q2 2022
Investment Portfolio Duration
Investment Portfolio, Securities Purchased under Resale Agreements and Liquidity Duration

Strategically Balanced Investment Portfolio (as of 6/30/2022)

($ in Billions)



$3.0
$6.5B
$3.4
$0.1
Available-for-Sale
Held-to-Maturity
Other

[1] Total Interest-Bearing Deposits with Banks, Securities Purchased under Resale Agreements and Cash Equivalents

Capital

Adequate and appropriate capital levels given the Company's risk profile

WINTRUST

Common Stock Offering Improved Capital Adequacy[1]



12.4%
12.1%
11.6%
11.6%
11.8%
10.1%
9.9%
9.6%
9.6%
9.9%
9.0%
8.9%
8.6%
8.6%
9.0%
8.8%
8.2%
8.1%
8.0%
8.1%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
CET1 Ratio 2
Total Capital Ratio
Tier 1 Capital Ratio
Tier 1 Leverage Ratio

Record High TBV[3] in Q2 2022



$44.67
$49.70
$53.23
$59.64
$59.87
12/31/2018
12/31/2019
12/31/2020
12/31/2021
6/30/2022
Tangible Book Value Per Common Share (Non-GAAP 3)

Adequate Capital Levels



Estimated Excess Capital Above Conservation Buffer ($ in Millions)
Common equity Tier 1 capital 1
4.50%
2.50%
7.0%
9.0%
$853
Tier 1 capital ratio 1
6.00%
2.50%
8.5%
9.9%
$608
Total capital ratio 1
8.00%
2.50%
10.5%
11.8%
$569
Minimum Requirement
Capital Conservation Buffer
WTFC

Net Earnings and Stock Offering Supported Loan Growth



CET1 Ratio 2
8.6%
0.1%
0.7%
(0.4)%
9.0%
3/31/2022
Retained Earnings and other equity changes
Common Stock Offering
Change in RWA 4
6/30/2022 1

[1] Ratios for Q2 2022 are estimated
[2] **CET1:** Common Equity Tier 1

[3] **TBV:** Tangible Book Value per Common Share (Non-GAAP) – See Non-GAAP reconciliation in the Appendix
[4] **RWA:** Risk-Weighted Assets

Digital Usage Trends

Modern digital tools coupled with a high touch community focus

WINTRUST

Digital Use - Online/Mobile

In Tune with Online/Mobile Use Trends


64.3%
66.0%
67.2%
Q2 2020
Q2 2021
Q2 2022
Online/Mobile as a % of Total Retail Checking Households (active within past 90 days)

Digital adoption continues to increase, with number of households up 16% since June 2020. As of Q2 2022 approximately 67% of checking clients regularly use the bank's online/mobile offerings.

Zelle Payments

Growing Zelle Adoption

(in Thousands)


329.2
598.8
809.0
Q2 2020
Q2 2021
Q2 2022
Number of Transactions

Zelle has become the fastest growing digital payment option. Since June 2020, Zelle payment volumes increased by 146%, while user volumes increased by 109%. In the last 12 months we have processed over 2.9 million Zelle payments.

Remote Deposit Capture ("RDC")

Further Adoption of RDC Product Offered to Customers

(in Thousands)


107.1
114.9
119.2
Q2 2020
Q2 2021
Q2 2022
Number of Transactions

We have seen a steady increase in RDC adoption. Since June 2020, RDC deposit volumes increased by 11%, while user volumes increased by 18%.

Awards - #1 in Overall Satisfaction - J.D. Power

WINTRUST



NO. 1 IN CUSTOMER SATISFACTION WITH RETAIL BANKING IN ILLINOIS. NO. 1 IN TRUST.
CHOOSE THE BANK J.D. POWER RANKED HIGHEST IN CONVENIENCE, PEOPLE, AND TRUST IN 2022.
WINTRUST.COM/FIRST
WINTRUST
Wintrust Community Banks received the highest score in Illinois in the J.D. Power 2022 U.S. Retail Banking Satisfaction Study of customers' satisfaction with their primary bank. Visit jdpower.com/awards for more details.



HIGHEST CUSTOMER SATISFACTION
J.D. POWER
RETAIL BANKING - ILLINOIS • 2022
PRESENTED TO
WINTRUST
COMMUNITY BANK
BY J.D. POWER

For J.D. Power 2022 award information, visit jdpower.com/awards

Wintrust Sets Itself Apart From the Rest

Wintrust Community Banks rank **#1** in Customer Satisfaction with Retail Banking in Illinois by J.D. Power and **#1** in Illinois for Account Offerings, Saving Time and Money, Problem Resolution, and Convenience.

Founded on transparency and trust.
The J.D. Power award exemplifies **our unwavering dedication** to serve customers and communities.

We're proud to **invest in and empower** our communities. That's why we rank **#1** in Customer Satisfaction with Retail Banking in Illinois and scored **#1** in Illinois in people, convenience, and trust by J.D. Power.

Net Interest Margin ("NIM")

Net interest margin benefiting from rising loan yields and prudent deployment of liquidity to fund loan growth

WINTRUST

Expansion in Net Interest Income and Increasing NIM

($ in Millions)



$279.6
$32.5
$247.1
2.62%
$287.5
$21.2
$266.3
2.58%
$296.0
$14.2
$281.8
2.54%
$299.3
$7.4
$291.9
2.60%
$337.8
$4.9
$332.9
2.92%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Net Interest Income excl. PPP
PPP Interest Income
Net Interest Margin (GAAP)

NIM Benefited by Higher Earning Asset Yields



2.61%
0.36%
(0.07)%
0.03%
2.93%
NIM (Non-GAAP[1]) Q1 2022
Earning Asset Yield
Interest-Bearing Liability Rate
Net Free Funds
NIM (Non-GAAP[1]) Q2 2022

Loan Mix Supports Interest Rate Sensitivity (as of 6/30/2022)

($ in Billions)

Based on Contractual Reprice or Maturity Date



$22.1
$37.1B
$6.3
$8.7
Variable Rate
Fixed Rate maturing over 1 year
Fixed Rate maturing under 1 year

[1] See Non-GAAP reconciliation in the Appendix

Interest Rate Sensitivity Well Positioned for Potentially Rising Rates

Percentage Change in Net Interest Income Over a One-Year Time Horizon

Rising Rates Scenario
+ 100 Basis Points



12.6%
6.7%
11.7%
5.8%
9.0%
5.3%
6/30/2020
6/30/2021
6/30/2022
Static[2]
Ramp[3]

[2] Static Shock Scenario results incorporate actual cash flows and repricing characteristics for balance sheet instruments following an instantaneous, parallel change in market rates based upon a static (i.e. no growth or constant) balance sheet

[3] Ramp Scenario results incorporate management's projections of future volume and pricing of each of the product lines following a gradual, parallel change in market rates over twelve months

Non-Interest Income

Diversified fee business supports non-interest income levels despite challenging mortgage environment

WINTRUST

Mortgage Revenue Normalization and Market Volatility Impacted Non-Interest Income

($ in Millions)



$129.4
$136.5
$133.8
$162.8
$102.9
$50.6
$55.8
$53.1
$77.2
$33.3
$22.7
$22.3
$19.3
$23.4
$7.3
$13.2
$14.1
$14.7
$15.3
$15.9
$12.2
$12.8
$14.2
$15.5
$15.0
$30.7
$31.5
$32.5
$31.4
$31.4
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Wealth Management
Operating Lease Income, net
Service Charges on Deposits
Other[1]
Mortgage Banking

[1] **Other** - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/(Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous.

Operating Lease Portfolio Contributes Meaningful Fee Income

($ in Millions)



Year-over-Year Change
$2.8M or 23%
$12.2
$12.8
$14.2
$15.5
$15.0
$219.0
$243.9
$242.1
$240.7
$223.8
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Operating Lease Income, Net
Lease Investments, Net (Period-End Balance)

Wealth Management Business Remains Strong Despite Market Volatility

($ in Millions)



$30.7
$31.5
$32.5
$31.4
$31.4
$5.1
$5.2
$5.3
$4.6
$4.3
$25.6
$26.3
$27.2
$26.8
$27.1
$34.2
$34.5
$35.5
$35.8
$32.9
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Trust and Asset Management Revenue
Brokerage Revenue
Assets Under Administration ($ in Billions)

Mortgage Banking

Internal hedge with counter-cyclical returns relative to our net interest income related business lines

WINTRUST

Continued MSR Value Appreciation

($ in Millions)



$12,307
$12,720
$13,126
$13,427
$13,644
$199.1
$212.7
$147.6
$127.6
$133.6
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
MSRs, at fair value
Loans Serviced for Others

% of MSRs to Loans Serviced for Others	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
	1.04%	1.05%	1.12%	1.48%	1.56%

Diminishing Originations for Sale due to Rising Mortgage Rates

($ in Millions)



$1,724
$395
$1,329
$1,559
$406
$1,153
$1,299
$318
$981
$896
$248
$648
$821
$225
$596
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Retail Originations
Veterans First Originations

Expansion of Net Interest Income Growth Significantly Outpaces Mortgage Production Revenue Decline

($ in Millions)



$337.8
$37.5
$39.2
$28.2
$299.3
$296.0
$287.5
$279.6
$14.6
$17.5
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Net Interest Income
Production Revenue

Production Margin Rebounded from Prior Quarter

($ in Millions)



$37.5
$39.2
$28.2
$14.6
$17.5
2.45%
2.68%
2.47%
1.67%
2.21%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Production Revenue
Production Margin

Non-Interest Expense

Conservative and consistent operating philosophy

WINTRUST

Relatively Steady Staffing Expense Trend


($ in Millions)
$172.8
$28.0
$53.8
$91.0
$170.9
$25.7
$57.0
$88.2
$167.1
$25.6
$49.9
$91.6
$172.4
$28.4
$51.8
$92.2
$167.3
$28.8
$46.1
$92.4
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Salaries
Commissions and Incentive Compensation
Employee Benefits

Expense Ratios Impacted by Valuation Related Activity


1.32%
68.56%
1.22%
66.03%
1.21%
65.64%
1.00%
61.04%
1.51%
64.21%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Net Overhead Ratio[1]
Efficiency Ratio (Non-GAAP[2])

Investment in Advertising and Marketing to Fuel Future Growth


($ in Millions)
$284.3
$(5.0)
$1.4
$4.7
$1.3
$2.0
$288.7
Q1 2022
Salaries and Employee Benefits
Software and Equipment
Advertising and Marketing
OREO Expenses, Net
All Other Expenses
Q2 2022

Increasing Investment in Digital Infrastructure


($ in Millions)
$15.8
$20.9
$24.3
Q2 2020
Q2 2021
Q2 2022
Software and Equipment

[1] **Net Overhead Ratio** - The net overhead ratio is calculated by netting total non-interest expense and total non-interest income, annualizing this amount, and dividing by that period's average total assets. A lower ratio indicates a higher degree of efficiency.

[2] See Non-GAAP reconciliation in the Appendix

Loan Portfolio

Highly diversified portfolio across U.S.

WINTRUST

Loan Portfolio[1] - Geographic Diversification[2] as of 6/30/2022



Canada Market: 2%
1%
2%
9%
1%
1%
2%
1%
1%
1%
4%
1%
1%
5%
37%
1%
2%
1%
1%
1%
6%
1%
5%
2%
1%
2%
1%
1%
1%
States/Jurisdictions that individually comprise less than 1% of the Total Loan Portfolio[1]
NP - Puerto Rico
NP - Virgin Islands

Total Loan Portfolio[1]	Primary Geographic Region
Commercial:	
Commercial, industrial and other	Illinois/Wisconsin
Leasing	Nationwide
Franchise Lending	Multi-State
Commercial real estate	
Construction and development	Illinois/Wisconsin
Non-construction	Illinois/Wisconsin
Home equity	Illinois/Wisconsin
Residential Real Estate	Illinois/Wisconsin
Premium finance receivables	
Commercial insurance loans	Nationwide and Canada
Life insurance loans	Nationwide
Consumer and other	Illinois/Wisconsin

Key Observations

- Primarily focused in the Midwest with a presence in Western and Southern U.S. markets.
- National niche lending businesses create a diversified loan portfolio.

NP: Not Pictured [1] **Total Loans** excluding PPP [2] **Geographic Diversification:** relevant business location utilized, which can mean the following locations: collateral location, customer business location, customer home address and customer billing address.

Credit Quality

Exceptional credit quality driven by a diversified loan portfolio

WINTRUST

Steady Levels of Non-Performing Loans ("NPLs")

($ in Millions)



$87.7
$90.0
$74.4
$57.3
$72.4
0.27%
0.27%
0.21%
0.16%
0.20%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
NPLs $
NPLs as a % of Total Loans

Continued Low Levels of Net Charge-Offs ("NCOs")

($ in Millions)



0.02%
0.00%
0.07%
0.03%
0.11%
$1.9
$(15.3)
$0.00
$(7.9)
$6.2
$9.3
$2.5
$4.1
$9.5
$20.4
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
NCOs $
Total Provision for Credit Losses
Annualized NCOs as a % of Average Total Loans

Appropriate Allowance Coverage to Support Loan Growth

($ in Millions)



$158.5
0.59%
$205.9
0.77%
$312.2
0.84%
12/31/19
(Pre-CECL)
1/1/2020
(CECL Day 1)
6/30/2022
Total Allowance for Credit Losses
Total Allowance for Credit Losses as a % of Total Loans

Low Levels of Special Mention and Substandard Loans

($ in Millions)



$34,274
$36,022
$696
$648
$311
$384
Q1 2022
Q2 2022
Pass and Loans Guaranteed[1]
Q1 2022
Q2 2022
Special Mention
Q1 2022
Q2 2022
Substandard[2]

[1] **Pass and Loans Guaranteed:** Includes early buy-out loans guaranteed by U.S. government agencies

[2] **Substandard:** Substandard includes Substandard Accrual and Substandard Nonaccrual/Doubtful

Credit Quality - Commercial Loans[1]

Low net charge-off levels with growth upside as line utilization remains below pre-pandemic levels

WINTRUST

Period-End Balances & Annualized Net Charge-Off Ratio

($ in Millions)



$9,563
$10,106
$11,346
$11,330
$11,965
0.08%
0.02%
0.14%
0.03%
0.27%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Total Commercial Loans
Net Charge-Off Ratio[2]

Continued Low Levels of Non-Performing Loans ("NPLs")

($ in Millions)



$24.5
$26.5
$20.4
$16.9
$32.4
0.21%
0.24%
0.17%
0.15%
0.27%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
NPLs
NPL as a % of Category

Line Utilization as a % of Total Loan Commitments Remains Low



45.5%
40.6%
37.0%
40.7%
12/31/2019
6/30/2020
6/30/2021
6/30/2022
Total Commercial (excl. Mortgage Warehouse and Leases)

Unused Line of Credit Balance Continues to Rise

($ in Millions)



$4,443
$5,165
$5,972
$7,049
12/31/2019
6/30/2020
6/30/2021
6/30/2022
Unused Line of Credit Balance
(excl. Mortgage Warehouse and Leases)

[1] **Commercial Loans** excludes PPP loans

[2] Net Charge-Off Ratio is calculated as a percentage of average loans

Credit Quality - Commercial Real Estate Loans

Well-diversified portfolio with a majority of its exposure in stabilized, income producing properties

WINTRUST

Continued Steady Growth with Low Charge-Offs

($ in Millions)


$8,678
$8,886
$8,990
$9,235
$9,407
0.04%
0.00%
0.01%
0.03%
(0.02)%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Total CRE Loans
Net Charge-Off Ratio[1]

Non-Performing Loans ("NPLs") Continue to Decline

($ in Millions)


$26.0
$23.7
$21.7
$12.3
$10.7
0.30%
0.27%
0.24%
0.13%
0.11%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
NPLs
NPL as a % of Category

Commercial Real Estate Loan Composition (as of 6/30/2022)


14%
12%
1%
3%
14%
19%
14%
23%
Office
Multi-family
Residential construction
Industrial
Mixed use and other
Land
Retail
Commercial construction

[1] Net Charge-Off Ratio is calculated as a percentage of average loans

Credit Quality - Premium Finance Receivables Commercial

Net charge-off levels remain low while outstanding balances grow

WINTRUST

Significant Loan Growth While Maintaining Low Net Charge-Offs

($ in Millions)



$4,522
$4,617
$4,855
$4,938
$5,541
(0.11)%
(0.03)%
0.09%
0.02%
0.14%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Period End Balance
Net Charge-Off Ratio[1]

Non-Performing Loans ("NPLs") Remain Below Historic Norms

($ in Millions)



$10.0
$13.1
$12.7
$19.1
$19.8
0.22%
0.28%
0.26%
0.39%
0.36%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
NPLs
NPL as a % of Category

Poised to Benefit From a Potentially Rising Rate Environment



46%
32%
17%
5%
≤ 3 Months
4-6 Months
6-9 Months
> 9 months
Current Premium Finance Receivables Commercial Loan Balances Projected to Reprice or Mature Based on Modeled Contractual Cash Flows

Robust Origination Volume Driven by Market Conditions

($ in Millions)



$3,008
$2,756
$3,065
$2,984
$3,556
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Originations

[1] Net Charge-Off Ratio is calculated as a percentage of average loans

Credit Quality - Premium Finance Receivables Life

Life Insurance portfolio remains extremely robust and has continued to demonstrate exceptional credit quality

WINTRUST

Reliably Strong Growth With Pristine Credit Quality

($ in Millions)

No material charge-offs have occurred in the periods presented below.



$6,360
$6,655
$7,043
$7,354
$7,608
0.00%
0.00%
0.00%
0.00%
0.00%
6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
Period End Balance
Net Charge-Off Ratio[1]

No Outstanding Non-Performing Loans ("NPLs")

($ in Millions)

NPLs for all quarters are zero.



6/30/2021
9/30/2021
12/31/2021
3/31/2022
6/30/2022
NPLs
NPL as a % of Category

Total Loan Collateral[2] by Type (as of 6/30/2022)

($ in Millions)



$7,631
Collateral
Coverage[3]
of 116%
$1,184
Cash Surrender Value
Other



Other

"Other" Loan Collateral[2] by Type (as of 6/30/2022)



0.8%
4.3%
18.3%
9.8%
2.9%
63.9%
Annuity
Certificate of Deposit
Letters of Credit
Brokerage Account
Bank Cash/Cash Equivalent
Money Market

[1] Net Charge-Off Ratio is calculated as a percentage of average loans
[2] Loan Collateral reported at actual values versus credit advance rate
[3] Collateral Coverage is calculated by dividing Total Loan Collateral (Undiscounted) by Total Loan Portfolio Balance

Appendix

Non-GAAP Reconciliation

WINTRUST

Reconciliation of Non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands):	Three Months Ended June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	Six Months Ended June 30, 2022	June 30, 2021
(A) Interest Income (GAAP)	$ 371,968	$ 328,252	$ 327,979	$ 322,457	$ 319,579	$ 700,220	$ 625,048
Taxable-equivalent adjustment:							
- Loans	568	427	417	411	415	995	799
- Liquidity Management Assets	472	465	486	492	494	937	994
- Other Earning Assets	1	2	2	—	—	3	—
(B) Interest Income (non-GAAP)	$ 373,009	$ 329,146	$ 328,884	$ 323,360	$ 320,488	$ 702,155	$ 626,841
(C) Interest Expense (GAAP)	$ 34,164	$ 28,958	$ 32,003	$ 34,961	$ 39,989	$ 63,122	$ 83,563
(D) Net Interest Income (GAAP) (A minus C)	$ 337,804	$ 299,294	$ 295,976	$ 287,496	$ 279,590	$ 637,098	$ 541,485
(E) Net Interest Income (non-GAAP) (B minus C)	$ 338,845	$ 300,188	$ 296,881	$ 288,399	$ 280,499	$ 639,033	$ 543,278
Net interest margin (GAAP)	**2.92%**	**2.60%**	**2.54%**	**2.58%**	**2.62%**	**2.76%**	**2.58%**
Net interest margin, fully taxable-equivalent (non-GAAP)	**2.93%**	**2.61%**	**2.55%**	**2.59%**	**2.63%**	**2.77%**	**2.59%**
(F) Non-interest income	$ 102,942	$ 162,790	$ 133,767	$ 136,474	$ 129,373	$ 265,732	$ 315,879
(G) (Losses) gains on investment securities, net	(7,797)	(2,782)	(1,067)	(2,431)	1,285	(10,579)	2,439
(H) Non-interest expense	288,668	284,298	283,399	282,144	280,112	572,966	567,001
Efficiency ratio (H/(D+F-G))	**64.36%**	**61.16%**	**65.78%**	**66.17%**	**68.71%**	**62.73%**	**66.32%**
Efficiency ratio (non-GAAP) (H/(E+F-G))	**64.21%**	**61.04%**	**65.64%**	**66.03%**	**68.56%**	**62.60%**	**66.18%**
Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income, Adjusted for Changes in Fair Value of MSRs and Early Buy-out Loans Guaranteed by U.S. government agencies: ($ in Thousands):							
Income before taxes	$ 131,661	$ 173,680	$ 137,045	$ 149,742	$ 144,150	$ 305,341	$ 351,009
Add: Provision for credit losses	$ 20,417	$ 4,106	$ 9,299	$ (7,916)	$ (15,299)	$ 24,523	$ (60,646)
Pre-tax income, excluding provision for credit losses (non-GAAP)	**$ 152,078**	**$ 177,786**	**$ 146,344**	**$ 141,826**	**$ 128,851**	**$ 329,864**	**$ 290,363**
Less: Changes in fair value of MSRs and early buy-out loans guaranteed by U.S. government agencies	$ (445)	$ (43,365)	$ (6,656)	$ 888	$ 5,540	$ (43,810)	$ (12,505)
Pre-tax income, excluding provision for credit losses, adjusted for changes in fair value of MSRs and early buy-out loans guaranteed by U.S. government agencies (non-GAAP)	**$ 151,633**	**$ 134,421**	**$ 139,688**	**$ 142,714**	**$ 134,391**	**$ 286,054**	**$ 277,858**

The accounting and reporting policies of Wintrust conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company's performance. Management believes that these measures and ratios provide users of the Company's financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

Non-GAAP Reconciliation

WINTRUST

Reconciliation of Non-GAAP Tangible Common Equity ($'s and Shares in Thousands):	Three Months Ended June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total shareholders' equity (GAAP)	**$ 4,727,623**	**$ 4,492,256**	**$ 4,498,688**	**$ 4,410,317**	**$ 4,339,011**
Less: Non-convertible preferred stock (GAAP)	(412,500)	(412,500)	(412,500)	(412,500)	(412,500)
Less: Intangible assets (GAAP)	(679,827)	(682,101)	(683,456)	(675,910)	(678,333)
(I) Total tangible common shareholders' equity (non-GAAP)	**$ 3,635,296**	**$ 3,397,655**	**$ 3,402,732**	**$ 3,321,907**	**$ 3,248,178**
Reconciliation of Non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands):					
Total shareholders' equity	**$ 4,727,623**	**$ 4,492,256**	**$ 4,498,688**	**$ 4,410,317**	**$ 4,339,011**
Less: Preferred stock	(412,500)	(412,500)	(412,500)	(412,500)	(412,500)
(L) Total common equity	$ 4,315,123	$ 4,079,756	$ 4,086,188	$ 3,997,817	$ 3,926,511
(M) Actual common shares outstanding	60,722	57,253	57,054	56,956	57,067
Book value per common share (L/M)	**$71.06**	**$71.26**	**$71.62**	**$70.19**	**$68.81**
Tangible book value per common share (non-GAAP) (I/M)	**$59.87**	**$59.34**	**$59.64**	**$58.32**	**$56.92**

Reconciliation of Non-GAAP Tangible Common Equity ($'s and Shares in Thousands):	Dec 31, 2021	Dec 31, 2020	Dec 31, 2019	Dec 31, 2018
Total shareholders' equity (GAAP)	**$ 4,498,688**	**$ 4,115,995**	**$ 3,691,250**	**$ 3,267,570**
Less: Non-convertible preferred stock (GAAP)	(412,500)	(412,500)	(125,000)	(125,000)
Less: Intangible assets (GAAP)	(683,456)	(681,747)	(692,277)	(622,565)
(I) Total tangible common shareholders' equity (non-GAAP)	**$ 3,402,732**	**$ 3,021,748**	**$ 2,873,973**	**$ 2,520,005**
Reconciliation of Non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands):				
Total shareholders' equity	**$ 4,498,688**	**$ 4,115,995**	**$ 3,691,250**	**$ 3,267,570**
Less: Preferred stock	(412,500)	(412,500)	(125,000)	(125,000)
(L) Total common equity	$ 4,086,188	$ 3,703,495	$ 3,566,250	$ 3,142,570
(M) Actual common shares outstanding	57,054	56,770	57,822	56,408
Book value per common share (L/M)	**$71.62**	**$65.24**	**$61.68**	**$55.71**
Tangible book value per common share (non-GAAP) (I/M)	**$59.64**	**$53.23**	**$49.70**	**$44.67**

The accounting and reporting policies of Wintrust conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company's performance. Management believes that these measures and ratios provide users of the Company's financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.